EXHIBIT 4.1

NUMBER                                                                SHARES
[    ]                                                                [    ]

                               COMTECH GROUP, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                  COMMON STOCK                 CUSIP 205821 20 0


THIS CERTIFIES THAT:




is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01
                                    EACH OF

COMTECH GROUP, INC. transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and any amendments thereto, of the Corporation to all of which the holder by acceptance hereof asserts. This Certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                          [SEAL OF COMTECH GROUP, INC.]

/s/ Hope Ni                                            /s/ Jeffrey Kang
-------------------------                              -------------------------
SECRETARY                                              PRESIDENT

                              COMTECH GROUP, INC.


THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT - ________Custodian_______
TEN ENT   - as tenants by the entireties                          (Cust)          (Minor)
JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors
            of survivorship and not as                           Act _____________________
            tenants in common                                            (State)

     Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER AND

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


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________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                 _____________________________________________.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _____________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGN _____ GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.